POWER OF ATTORNEY
              ALLIANZ LIFE INSURANCE COMPANY OF PLACESTATENEW YORK

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

           SIGNATURE                        TITLE                        DATE

      /s/Vincent G. Vitiello   Director, Chairman of the Board,         5-21-07
      Vincent G. Vitiello      President & Chief Executive Officer     ---------


      /s/Jill E. Paterson      Chief Financial Officer                   5-8-07
      Jill E. Paterson                                                 ---------


      /s/Tyrus R. Campbell     Director and Treasurer                   5-18-07
      Tyrus R. Campbell                                                ---------


      /s/Thomas Barta          Director                                  5-8-07
      Thomas Barta                                                     ---------


      /s/Suzanne Pepin         Director                                  5-8-07
      Suzanne Pepin                                                    ---------


      /s/Dennis Marion         Director                                  5-10-07
      Dennis Marion                                                    ---------


      /s/Eugent T. Wilkinson   Director                                 5-14-07
      Eugene T. Wilkinson                                              ---------


      /s/Stephen R. Herbert    Director                                  5-8-07
      Stephen R. Herbert                                               ---------


      _____________________    Director
      Jack F. Rockett                                                  ---------


      /s/Gary A. Smith         Director                                  5-8-07
      Gary A. Smith                                                    ---------


      /s/Martha Clark Goss    Director                                   5-18-07
      Martha Clark Goss                                                ---------


      /s/Thomas P. Burns      Director                                    5-9-07
      Thomas P. Burns                                                  ---------


      /s/Amy L. Shaw          Director                                   5-8-07
      Amy L. Shaw                                                      ---------


                                                                     Page 1 of 2



                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      REGISTERED VARIABLE ANNUITY PRODUCTS


              ALLIANZ LIFE OF NY VARIABLE ACCOUNT C               33 ACT NO.
-------------------------------------------------------------------------------

                   NY VM II                                         33-26646
                   NY VM IV / Advantage                            333-19699
                   NY Opportunity                                  333-75718
                   NY Charter II                                  333-105274
                   NY High Five                                   333-124767
                   NY Vision                                         Pending



                                                                     Page 2 of 2